UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 323-2526

Northern Lights Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

SHF Holdings, Inc. (f/k/a Northern Lights Acquisition Corp.), a Delaware corporation (the “Company”), is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the SEC on September 29, 2022 (the “Original Form 8-K”) to:

(i)	correct the number of shares of the Company’s Series A Convertible Preferred Stock (the “PIPE Shares”) and the number of warrants (the “PIPE Warrants”) issued pursuant to that certain Amended and Restated Securities Purchase Agreement by and among the Company and certain investors (the “PIPE Investors”) to 20,450 PIPE Shares and 1,022,500 PIPE Warrants were issued to the PIPE Investors;

(ii)	state the number of shares of the Company’s capital stock that are issued and outstanding following the closing of the Company’s initial business combination; and

(iii)	provide additional details regarding the deferral of certain payments and reimbursements due to Partner Colorado Credit Union in connection with the closing of the Company’s initial business combination.

This Amendment No. 1 amends and restates Item 1.01 of the Original Form 8-K. Except as set forth below, the Original Form 8-K and the exhibits thereto remain unchanged.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on February 11, 2022, SHF Holdings, Inc. (f/k/a Northern Lights Acquisition Corp.), a Delaware corporation (the “Company”) and 5AK, LLC, the Company’s sponsor (the “Sponsor”), entered into a definitive unit purchase agreement (the “Unit Purchase Agreement”) with SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the “Target”), SHF Holding Co., LLC, the sole member of the Target (the “Seller”), and Partner Colorado Credit Union, the sole member of the Seller (the “Seller Parent”), whereby the Company will purchase all of the issued and outstanding membership interests of the Target from the Seller (the “Business Combination”).

On September 28, 2022, the parties consummated the Business Combination (the “Closing”), resulting in the Company purchasing all of the issued and outstanding membership interests of the Target in exchange for an aggregate of $185,000,000, consisting of (i) 11,386,139 shares of the Company’s Class A common stock (the “Class A Common Stock”) with an aggregate value equal to $115,000,000 and (ii) $70,000,000 in cash, $56,949,800.66 of which will be paid on a deferred basis as described below. Following the Closing, there are 18,715,912 shares of Class A Common Stock issued and outstanding, with 3,926,598 of such shares being held by non-affiliates of the Company resulting in a public float of $34,318,466.50 based on a closing price of $8.74 on September 29, 2022. Up to 3,804,872 of the shares held by non-affiliates of the Company are held by the purchasers under that certain forward purchase agreement dated June 16, 2022 by and among the Company and such purchasers.

Amendment to Unit Purchase Agreement

As also previously disclosed, on September 19, 2022, the Company, the Sponsor, the Target, the Seller, and the Seller Parent entered into an amendment to the Unit Purchase Agreement to extend the Outside Date from August 31, 2022 until September 28, 2022 and provide for the deferral of $30,000,000 of the $70,000,000 in cash due to the Seller at the Closing, and on September 22, 2022, the parties agreed to a second amendment to the Unit Purchase Agreement providing for the deferral of a total of $50,000,000 of the $70,000,000 due to the Seller at the Closing.

On September 28, 2022, the parties agreed to a Third Amendment to Unit Purchase Agreement (the “Third Amendment”) providing for the deferral of a total of $56,949,800.66 (the “Deferred Cash Consideration”) of the $70,000,000 due to the Seller at the Closing. The purpose of deferral is to provide the Company with additional cash to support its post-closing activities. Pursuant to the Third Amendment, the Company will pay the Deferred Cash Consideration in one payment of $21,949,800.66 on or before December 15, 2022, and the $35,000,000 balance in six equal installments of $6,416,667, payable beginning on the first business day following April 1, 2023 and on the first business day of each of the following five fiscal quarters, for a total of $38,500,002 (which amount includes 5% interest annualized). Further, the Seller Parent agreed to defer $3,143,388, representing certain excess cash of the Target due to the Seller Parent under the Unit Purchase Agreement, and the reimbursement of certain reimbursable expenses under the Unit Purchase Agreement. The Deferred Cash Consideration may be prepaid by the Company, in whole or in part, at any time. The purpose of deferral is to provide the Company with additional cash to support its post-closing activities.

In consideration of the Seller’s and the Seller Parent’s agreement to the foregoing amendment to the Unit Purchase Agreement, and to secure the Company’s payment thereof, Luminous Capital USA Inc., an affiliate of the Sponsor (“Luminous”), has agreed to escrow 1,200,000 of the shares of the Company’s Class A Common Stock (the “Escrowed Shares”). The Escrowed Shares will be released to Luminous upon payment in full of the Deferred Cash Consideration. Luminous will meanwhile be entitled to vote all such Escrowed Shares.

The foregoing description is only a summary of the Third Amendment and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Amended and Restated Securities Purchase Agreement

As previously disclosed, in order to finance a portion of the purchase price payable under the Unit Purchase Agreement, and the costs and expenses incurred in connection therewith, the Company previously entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Initial PIPE Investors”) concurrently with the execution of the Unit Purchase Agreement, pursuant to which such PIPE Investors committed to purchase shares of Class A Convertible Preferred Stock (the “PIPE Shares”) and warrants (the “PIPE Warrants”) to purchase up to a number of shares of the Class A Common Stock equal to 50% of shares of the Class A Common Stock issuable upon conversion of the PIPE Shares (the “Conversion Shares”).

On September 27, 2022, the Company entered into an Amended and Restated Securities Purchase Agreement (the “Amended and Restated Securities Purchase Agreement”) with certain of the Initial PIPE Investors and certain additional investors (collectively, the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to the PIPE Investors, an aggregate of 20,450 PIPE Shares and 1,022,500 PIPE Warrants for gross proceeds of approximately $20.4 million (the “PIPE Financing”). On September 28, 2022, in connection with the Closing, the PIPE Financing closed, and 20,450 PIPE Shares and 1,022,500 PIPE Warrants were issued to the PIPE Investors.

Prior to the issuance of the PIPE Shares, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. Pursuant to the Certificate of Designation, the Series A Convertible Preferred Stock has a stated value of $1,000 per share and will convert into shares of Class A Common Stock at a price of $10.00 per share of Class A Common Stock (the “Conversion Price”). The Conversion Price is subject to downward adjustment on each of the dates that are 10 days, 55 days, 100 days, 145 days and 190 days after the effectiveness of a registration statement registering the shares of Class A Common Stock issuable upon conversion of the PIPE Shares to the lower of the Conversion Price and the greater of (i) 80% of the volume weighted average price of the Class A Common Stock for the prior five trading days and (ii) $2.00 (the “Floor Price”); provided that, so long as a PIPE Investor continues to hold any PIPE Shares, such PIPE Investor will be entitled to receive the aggregate shares of Class A Common Stock that would be issuable based upon its initial purchase of PIPE Shares at the adjusted Conversion Price. Additionally, the Floor Price will be reduced to $1.25 if and only if the Company’s stockholders provide the approval contemplated by Nasdaq Listing Standard Rule 5635(d) with respect to the issuance of the Conversion Shares based on a reduction of the Floor Price to $1.25 (the “Requisite Stockholder Approval”); provided, however, that no holder of Conversion Shares issued prior to obtaining the Requisite Stockholder Approval will be allowed to vote such Conversion Shares for or against such proposal. Further, pursuant to the Certificate of Designation, as soon as practicable, but in any event not later than one hundred and twenty days (120) days after September 28, 2022, the Company will call a special meeting of its stockholders to obtain the Requisite Stockholder Approval for the reduction of the Floor Price to $1.25 and (ii) the Company’s Board of Directors (the “Board”) will recommend approval of such proposal; if the Requisite Stockholder Approval is not obtained at such a meeting, the Company will call additional meetings, and the Board will make such recommendation, at least once every six (6) months thereafter until the Requisite Stockholder Approval is obtained (each such meeting, a “Subsequent Stockholder Meeting”). If the Requisite Stockholder Approval is received and, on the date that the Requisite Stockholder Approval is received, if a prior scheduled downward adjustment of the Conversion Price would have resulted in a Conversion Price lower than the prior Floor Price (the “Theoretical Adjustment Price”), then such Conversion Price shall be downwardly adjusted to the Theoretical Adjustment Price effective, automatically and without further action of the Company or any PIPE Investor, on the trading day immediately following the trading day upon which the Requisite Stockholder Approval is obtained regardless of whether a scheduled downward adjustment of the Conversion Price would have otherwise occurred on such trading day; provided, however, in no event shall the Theoretical Adjustment Price be less than $1.25.

In addition, until the Price Protection Expiration Date (as such term is defined in the Certificate of Designation), the Conversion Price is subject to adjustment for certain issuances of Class A Common Stock at a price per share less than the Conversion Price such that the Conversion Price will be adjusted to equal the price at which the new shares are issued. The Conversion Price is also subject to other customary adjustments for stock dividends, stock splits and similar corporate actions.

The PIPE Warrants were issued in the form attached as an exhibit to the Amended and Restated Securities Purchase Agreement. The PIPE Warrants have an exercise price of $11.50 per share of Class A Common Stock to be paid in cash (except if the shares underlying the warrants are not covered by an effective registration statement after the six-month anniversary of the closing date, in which case cashless exercise is permitted), subject to adjustment to a price equal to the greater of (i) 125% of the Conversion Price if at any time there is an adjustment to the Conversion Price and the exercise price after such adjustment is greater than 125% of the Conversion Price as adjusted and (ii) $5.00. The PIPE Warrants are also subject to adjustment for other customary adjustments for stock dividends, stock splits and similar corporate actions. The PIPE Warrants are exercisable for a period of five years following the Closing, or September 28, 2027. After exercise of a PIPE Warrant, the Company may be required to pay certain penalties if it fails to deliver the Class A Common Stock within a specified period of time.

The foregoing description of the Amended and Restated Securities Purchase Agreement and the PIPE Warrants is only a summary and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibit 10.2 and Exhibit 4.1, respectively, hereto and incorporated by reference herein.

Amended and Restated Registration Rights Agreement

In connection with the Amended and Restated Securities Purchase Agreement, the Company entered into an amended and restated registration rights agreement with the PIPE Investors (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Company is obligated to file a registration statement to register the resale of the shares of Class A Common Stock issuable upon conversion of the PIPE Shares, the shares of Class A Common Stock issuable upon exercise of the PIPE Warrants, and any capital stock of the Company issued or issuable with respect to the PIPE Shares, the PIPE Warrants, the shares of Class A Common Stock issuable upon conversion of the PIPE Shares, or the shares of Class A Common Stock issuable upon exercise of the PIPE Warrants. If the Company fails to register all of the shares of Class A Common Stock issuable upon conversion of the PIPE Shares, at certain times the Conversion Price will be downwardly adjusted to the greater of (i) 80% of the volume weighted average price of the Class A Common Stock for the prior five trading days and (ii) the Floor Price. Additionally, the Company has placed 20% of the proceeds of the PIPE Financing in escrow as liquidated damages in the event that the agreed resale registration statement (the “Resale Registration Statement”) is not filed or declared effective in accordance with the Amended and Restated Registration Rights Agreement (the “Liquidated Damages Escrow Amount”). Upon the filing of the Resale Registration Statement, 17.5% of the Liquidated Damages Escrow Amount will be released to the Company, with the remaining balance being released once all registrable securities under the Amended and Restated Registration Rights Agreement are covered by an effective registration statement or may be resold under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is only a summary of the Amended and Restated Registration Rights Agreement and is qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Voting Agreements

In connection with the Amended and Restated Securities Purchase Agreement, the Company entered into voting agreements with Luminous and the Seller Parent, pursuant to which Luminous and the Seller Parent agreed to vote the securities of the Company held by such party at the time of each Subsequent Stockholder Meeting in favor of the Requisite Stockholder Approval (each such agreement, a “Voting Agreement”). Luminous and Seller Parent own, in the aggregate, approximately 70% of the issued and outstanding shares of Class A Common Stock.

The foregoing description is only a summary of the Voting Agreement and is qualified in its entirety by reference to the full text of the Voting Agreement, which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).

3.2	Certificate of Designation (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).

4.1	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).

10.1	Third Amendment to Unit Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).

10.2*	Form of Amended and Restated Securities Purchase Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).

10.3*	Form of Amended and Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).

10.4	Form of Voting Agreement (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).

99.1	Press Release (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: September 30, 2022	By:	/s/ Chris Fameree
Chris Fameree
Chief Financial Officer